UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 23, 2007 (July 18, 2007)
Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-6776	75-0778259
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2728 N. Harwood Street, Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number including area code: (214) 981-5000
Not Applicable
(Former name or former address if changed from last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     (a) Credit Agreement. The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated in this Item 1.01(a) by reference.
     (b) Harwood Street Funding. Centex Corporation (“Centex”) conducts mortgage lending operations through its subsidiary, CTX Mortgage Company, LLC (“CTX Mortgage”). CTX Mortgage funds the origination of mortgage loans primarily through the sale of certain of the loans to Harwood Street Funding I, LLC (“HSF-I”). HSF-I is a special purpose entity for which Centex is the primary beneficiary and, beginning July 1, 2003, has been consolidated with Centex’s financial services segment pursuant to FASB Interpretation No. 46. Currently, the maximum amount of debt in the form of notes and certificates HSF-I is allowed to have issued and outstanding is $3.0 billion.
     HSF-I previously entered into a swap arrangement with Bank of America, N.A. (the “BA Harwood Swap”) under which the bank has agreed to make certain payments to HSF-I, and HSF-I has agreed to make certain payments to the bank, the net effect of which is that the bank has agreed to bear certain interest rate risks, non-credit related market risks and prepayment risks related to the mortgage loans held by HSF-I. The purpose of this arrangement is to provide credit enhancement to HSF-I by permitting it to hedge these risks with a counterparty having short-term credit ratings of A-1+ from Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. (“S&P”) and P-1 from Moody’s Investors Service, Inc. (“Moody’s”). However, Centex effectively bears all interest rate risks, non-credit related market risks and prepayment risks that are the subject of the BA Harwood Swap because Centex has entered into a separate swap arrangement (the “BA Harwood Back Swap”) with the bank pursuant to which Centex has agreed to pay to the bank all amounts that the bank is required to pay to HSF-I pursuant to the BA Harwood Swap plus a monthly fee equal to a percentage of the notional amount of the BA Harwood Swap. CTX Mortgage executes forward sales of mortgage loans to hedge the risk of reductions in value of mortgages sold to HSF-I or maintained under secured financing agreements. These sales offset the majority of Centex’s risk as the counterparty under the BA Harwood Back Swap. These arrangements are described in more detail in Centex’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007 filed with the Securities and Exchange Commission.
     On July 18, 2007, HSF-I entered into (a) an amended version of the BA Harwood Swap with Bank of America, N.A. pursuant to which the notional amount of the BA Harwood Swap was reduced from $3.0 billion to $2.25 billion and (b) two new swap arrangements with JPMorgan Chase Bank, N.A. and Calyon New York Branch. Each of the two new swap arrangements is substantially similar to the BA Harwood Swap, except that the notional amount of the swap with JPMorgan Chase Bank, N.A. is $0.25 billion and the swap with Calyon New York Branch is $0.5 billion (that is, the total notional amount of interest rate swaps to which HSF-I is a party continue to be $3.0 billion). Also on July 18, 2007, in connection with this restructuring of the BA Harwood Swap, Centex restructured the BA Harwood Back Swap by entering into (a) an amended version of the BA Harwood Back Swap with Bank of America, N.A. and (b) two new back swap arrangements with JPMorgan Chase Bank, N.A. and Calyon New York Branch. All three back swaps operate in the same manner as the BA Harwood Back Swap described above.
     As part of this restructuring, on July 18, 2007, Centex entered into an International Swaps and Derivatives Association, Inc. Credit Support Annex (each, a “CSA”) with each of the three banks. If the CSAs come into effect, they would require Centex to post collateral to secure Centex’s obligations to the banks under the back swap arrangements described above. However, the CSAs will only be in effect during such time, if any, as the long-term senior unsecured debt ratings of Centex are less than “BBB-” by S&P and less than “Baa3” by Moody’s. The CSAs, when in effect, require Centex to post cash or certain other eligible collateral for the benefit of the banks during such time as the current market value (as defined in the CSAs) of the mortgage loans held by HSF-I is less than the outstanding purchase price (as defined in the CSAs) of such mortgage loans, subject to a minimum transfer amount. The amount of collateral required to be posted is equal to the difference between such current market value and outstanding purchase price, plus 1% of the difference. The outstanding purchase price of a mortgage loan is defined, generally, as the mark-to-market price (or, in the case of certain second lien loans and home equity line of credit loans, principal balance) of the loan at the time of sale of the loan to HSF-I, less principal payments made on the loan received by HSF-I.
     The foregoing summary of the CSAs is qualified in its entirety by reference to the Credit Support Annexes dated July 18, 2007 between Centex and each of the banks, copies of which are filed as exhibits to this report on Form 8-K and incorporated in this Item 1.01(b) by reference.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under this Item 2.03 relates to a credit facility that may give rise to direct financial obligations of Centex Corporation (“Centex”).
     Centex, as borrower, is a party to an unsecured, committed revolving credit facility (the “Credit Facility”) with Bank of America, N.A., as administrative agent, and certain financial institutions, as lenders. The Credit Facility provides for borrowings by Centex, and the issuance of letters of credit for the account of Centex and its subsidiaries, on a revolving basis up to an aggregate of $2,085,000,000 at any one time outstanding. This maximum facility amount may, at Centex’s request and subject to the terms and conditions of the facility, be increased up to $2,750,000,000. The stated amount of outstanding letters of credit under the Credit Facility may not exceed a total of $835,000,000, or such greater amount requested by Centex, not to exceed 50% of the maximum facility amount.
     On July 20, 2007, the Credit Facility was amended to, among other things:
(a)	delete the interest coverage ratio covenant, which means that the Credit Facility no longer contains an interest coverage ratio requirement that could create an event of default for Centex;

(b)	change the leverage ratio covenant as follows:
(i)	Centex’s leverage ratio, as of the last day of any fiscal quarter, cannot be greater than a maximum leverage ratio (initially, 60%, as adjusted from time to time thereafter, as described below);

(ii)	the maximum leverage ratio will decrease by a certain stated amount if Centex fails to maintain, for two consecutive fiscal quarters, an interest coverage ratio of at least 2.0 to 1.0 (referred to as the minimum interest coverage test);

(iii)	the maximum leverage ratio will increase by a certain stated amount if Centex satisfies, as of the last day of any fiscal quarter, the minimum interest coverage test, with the amount of the increase dependent on the extent to which the minimum interest coverage test is exceeded; and

(iv)	in no event will the maximum leverage ratio exceed 60% or be less than 40%; and
(c)	change certain of the Credit Facility’s pricing provisions so that, if Centex’s interest coverage ratio is less than 2.0 to 1.0, the applicable margin for any Eurodollar borrowings by Centex (including for purpose of calculating letter of credit fees under the facility) will increase in increments ranging from 0.125% to 0.375%.
     Centex may borrow or obtain letters of credit under the Credit Facility for general corporate purposes or needs. Subject to the terms and conditions thereof, Centex may borrow or obtain letters of credit under the Credit Facility until the final maturity date, which will occur on July 1, 2010. The Credit Facility provides liquidity support for Centex’s commercial paper program, the program size of which is currently $1,250,000,000. No borrowings have been made under the Credit Facility. Centex utilizes the Credit Facility to obtain letters of credit for it and its subsidiaries.
     The foregoing summary is qualified in its entirety by reference to the Credit Agreement dated July 1, 2005, the First Amendment to Credit Agreement dated May 25, 2006, and the Second Amendment to Credit Agreement dated July 20, 2007, which govern the Credit Facility. Copies of the Credit Agreement, the First Amendment to Credit Agreement and the Second Amendment to Credit Agreement are filed as exhibits to this report on Form 8-K and incorporated in this Item 2.03 by reference. A summary of the Credit Facility in effect immediately following the First Amendment to Credit Agreement is also contained in Centex’s Current Report on Form 8-K dated June 1, 2006 filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit		Filed herewith or
Number	Description	Incorporated by Reference
10.1	Credit Agreement, dated July 1, 2005, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein, filed as Exhibit 10.1 to Centex Corporation’s Current Report on Form 8-K dated July 1, 2005	Incorporated by reference

10.2	First Amendment to Credit Agreement, dated May 25, 2006, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein, filed as Exhibit 10.2 to Centex Corporation’s Current Report on Form 8-K dated June 1, 2006	Incorporated by reference

10.3	Second Amendment to Credit Agreement, dated July 20, 2007, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein	Filed herewith

10.4	Credit Support Annex, dated July 18, 2007, between Centex Corporation and Bank of America, N.A.	Filed herewith

10.5	Credit Support Annex, dated July 18, 2007, between Centex Corporation and JPMorgan Chase Bank, N.A.	Filed herewith

10.6	Credit Support Annex, dated July 18, 2007, between Centex Corporation and Calyon New York Branch	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION
By:	/s/ James R. Peacock III
James R. Peacock III
Vice President, Deputy General Counsel and Secretary

Date: July 23, 2007

EXHIBIT INDEX

Exhibit		Filed herewith or
Number	Description	Incorporated by Reference
10.1	Credit Agreement, dated July 1, 2005, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein, filed as Exhibit 10.1 to Centex Corporation’s Current Report on Form 8-K dated July 1, 2005	Incorporated by reference

10.2	First Amendment to Credit Agreement, dated May 25, 2006, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein, filed as Exhibit 10.2 to Centex Corporation’s Current Report on Form 8-K dated June 1, 2006	Incorporated by reference

10.3	Second Amendment to Credit Agreement, dated July 20, 2007, among Centex Corporation, Bank of America, N.A., as Administrative Agent, and the lenders named therein	Filed herewith

10.4	Credit Support Annex, dated July 18, 2007, between Centex Corporation and Bank of America, N.A.	Filed herewith

10.5	Credit Support Annex, dated July 18, 2007, between Centex Corporation and JPMorgan Chase Bank, N.A.	Filed herewith

10.6	Credit Support Annex, dated July 18, 2007, between Centex Corporation and Calyon New York Branch	Filed herewith